ING SERIES FUND, INC.

ING Small Company Fund (“Fund”)

Supplement dated December 16, 2010

to the Fund’s Class A, Class B, Class C, Class I, Class O and

Class W Prospectus (“Prospectus”) and to the Fund’s

Class A, Class B, Class C, Class I, Class O and Class W

Statement of Additional Information (“SAI”)

each dated September 30, 2010

On December 15, 2010, the Fund’s Board of Directors approved closing the Fund to new shareholders with certain exceptions effective February 1, 2011. Effective February 1, 2011, the Fund’s Prospectus and SAI will be revised as follows:

The following paragraphs are added prior to the section entitled “How to Buy Shares – Class A, Class B and Class C Shares” of the Fund’s Prospectus and added prior to the section entitled “Purchase and Redemption of Shares – Redemptions” found on page 89 of the Fund’s SAI:

ING Small Company Fund Closure

The Fund is closed to new shareholders, except for shares purchased by: (1) shareholders participating in wrap fee programs offered by broker-dealers and financial institutions; (2) certain institutional and separately managed account investors that are pre-existing clients of the Sub-Adviser; (3) employees of the Adviser or Sub-Adviser and their affiliates; or (4) registered investment companies. Investments by currently invested separate accounts, qualified retirement plans (such as 401(a), 401(k), or other defined contribution plans and defined benefit plans), 529 plans, custodial accounts, and investment companies may be made on behalf of existing and future participants. The closure does not affect share purchases through the reinvestment of dividends and distributions.

The Adviser, Sub-Adviser and Distributor each reserves the right, at any time, to modify or eliminate these restrictions, including on a case-by-case basis. Proof of eligibility may be required. Institutional and separately managed account investors that are pre-existing clients of the Sub-Adviser and employees of the Adviser and Sub-Adviser and their affiliates must identify themselves as such at the time of purchase. Failure to do so may result in a rejection of the purchase. The Fund may reopen in the future subject to the discretion of the Board of Directors.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE